UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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THE DUN & BRADSTREET CORPORATION

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On September 4, 2018, The Dun & Bradstreet Corporation (the “Company”) posted to its intranet a list of frequently asked questions related to the transaction announced by the Company on August 8, 2018 (the “Transaction”), a copy of which is set forth below and filed herewith pursuant to Rule 14a-12.

Forward-Looking Statements

These communications include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are often identified by words such as “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “future,” “goal,” “guidance,” “hope,” “intend,” “may,” “outlook,” “plan,” “project,” “potential,” “should,” “would,” “will,” and other similar words or expressions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. Risks and uncertainties related to the Transaction include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure of the parties to satisfy conditions to completion of the proposed Transaction, including the failure of the Company’s stockholders to approve the proposed Transaction or the failure of the parties to obtain required regulatory approvals; the risk that regulatory or other approvals are delayed or are subject to terms and conditions that are not anticipated; reliance on third parties to support critical components of the Company’s business model; the Company’s ability to protect its information technology infrastructure against cyber attacks and unauthorized access; risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; customer demand for the Company’s products; risks associated with recent changes in the Company’s executive management team and Board of Directors; the integrity and security of the Company’s global databases and data centers; the Company’s ability to maintain the integrity of its brand and reputation; the Company’s ability to renew large contracts and the related revenue recognition and timing thereof; the impact of macroeconomic challenges on the Company’s customers and vendors; future laws or regulations with respect to the collection, compilation, storage, use, cross-border transfer, publication and/or sale of information and adverse publicity or litigation concerning the commercial use of such information; the Company’s ability to acquire and successfully integrate other businesses, products and technologies; adherence by third-party members of Dun & Bradstreet Worldwide Network, or other third parties who license and sell under the Dun & Bradstreet name, to the Company’s quality standards and to the renewal of their agreements with Dun & Bradstreet; the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to collect, compile, store, use, transfer cross-border, publish and/or sell data; the impact of the announcement of, or failure to complete, the proposed Transaction on our relationships with employees, customers, suppliers, vendors and other business partners; and potential or actual litigation. In addition, these statements involve risks, uncertainties, and other factors detailed from time to time in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed or furnished with the Securities and Exchange Commission (the “SEC”).

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Additional Information and Where to Find It

The Company will file with the SEC and mail to its stockholders a proxy statement in connection with the proposed Transaction. We urge investors and security holders to read the proxy statement when it becomes available because it will contain important information regarding the proposed Transaction. You may obtain a free copy of the proxy statement (when available) and other related documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. You also may obtain the proxy statement (when it is available) and other documents filed by the Company with the SEC relating to the proposed Transaction for free by accessing the Company’s website at www.dnb.com by clicking on the link for “Investor Relations”, then clicking on the link for “Financial Information” and selecting “Annual Reports and Proxies.”

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transaction. Information regarding the interests of these directors and executive officers in the proposed Transaction will be included in the proxy statement when it is filed with the SEC. You may find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2018. You can obtain free copies of these documents from the Company using the contact information above.

Thank you for submitting your questions for the recent Global Town Hall. We’re following up to share answers to some questions that were not addressed. For brevity, we’ve consolidated them into these Frequently Asked Questions.

Going forward, when we have updates to the FAQs, we will continue to post them to The Hub as well as notify you in Yammer – so don’t forget to “follow” Team Member Communications in Yammer.

Frequently Asked Questions - Updated September 4, 2018

Transactional:

•	Did we report Q2 results and how will future quarter earnings be communicated to shareholders in the period until the close of the transaction?

•

Yes, we shared our Q2 2018 earnings results in a press release on August 8, 2018, at the same time that we announced the transaction. As a publicly traded company, we will continue to communicate our earnings in accordance with SEC requirements and investor expectations until further notice.

•	Will the publicly traded stock remain on the market until the deal closes? Will Dun & Bradstreet still have shareholders after the close of the transaction?

•

We will remain listed on the New York Stock Exchange (NYSE) until the close of the transaction. After that time, we will become a private company and our stock will no longer be trading on a public stock exchange.

•

Following the closing of the transaction, all of the outstanding shares of D&B stock will be owned by an investor group (the “Investor Group”) led by CC Capital, Cannae Holdings and funds affiliated with Thomas H. Lee Partners, L.P. (“THL”), along with certain other minority co-investors.

•	Will the decision to go private inhibit our ability or desires to acquire other companies/ competitors?

•	We understand that the Investor Group is open to exploring organic or acquisitive opportunities to supplement and accelerate the growth of Dun & Bradstreet to re-invigorate growth.

•	I’ve read a press release from a law firm that suggests the sale of our Company to a consortium may be unfair to shareholders. Is there any guidance to share with those who ask me about it?

•	We believe any such claims are without merit.

•

Our Board of Directors carefully considered the proposed transaction, in light of other alternatives, with input from outside financial and legal advisors and, after due consideration, the Board determined that the transaction is in the best interest of the company and its shareholders. We will be filing a proxy statement that describes in more detail the Board of Director’s considerations and reasons for the merger. We urge you to review the proxy statement once it becomes available.

•	What experience do our new investors have in the data market? Please share examples of their successes.

•

At the August 9th Global Town Hall, Chinh Chu, founder and senior managing director at CC Capital spoke about his experience taking Black Knight Inc. private in 2014 in collaboration with Bill Foley, the chairman of Cannae Holdings. Black Knight is a company in the information services sector focused on the home mortgage market. Over a period of approximately five years, Black Knight’s market share and revenue declined, prior to a buyout transaction led by Fidelity National Financial (of which Bill Foley is the non-executive chairman). Over a four-year period, Chinh Chu and Bill Foley made a number of operational improvements to streamline processes, accelerate decision-making, increase customer focus, as well as optimize the product portfolio and salesforce. Productivity improved, and importantly, revenue growth went from zero percent to high single digits. Today, the company is once again publicly traded, reinvigorated, more efficient and growing.

•

Before founding CC Capital, Chinh Chu led Blackstone’s participation in an $11.3 billion leveraged buyout of SunGard Data Systems in 2005. Chinh Chu is presently Lead Independent Director of NCR Corporation.

Operational:

•	Are McKinsey’s findings still viable and how are we implementing them? Will the new investors and organization be leveraging the work done by McKinsey?

•	McKinsey validated our strategy and worked with our management team to outline plans for simplifying our business and accelerating our results.

•	In collaboration with the Investor Group, to the extent required under the merger agreement, we expect to continue to move forward with simplifying and accelerating our business.

•

In addition, employees across the business are looking inward at their own processes to simplify them and accelerate their results. Communications about these ongoing Simplify & Accelerate efforts can be found on The Hub.

•	What is the status of the CEO search? Will Tom Manning remain the CEO after the transaction close?

•

Tom Manning will lead Dun & Bradstreet as CEO through the closing of the transaction. This agreement has only just been announced, and it is too early to respond about post-closing specifics associated with the transaction.

•	What is the role of our current Board over this next 6 months and who will be on our Board after the transaction closes?

•	We do not expect the composition of the Board of Directors to change prior to the closing of the transaction.

•	Following the closing of the transaction, the composition of the Board of Directors will be determined by the Investor Group.

•	Do we know where we will focus our future investments related to our solutions, and will we be consolidating our product portfolio?

•

This agreement has only just been announced, so it is too soon to say. For now, we expect to continue simplifying and accelerating our business. Communications about this and other ongoing Simplify & Accelerate efforts can be found on The Hub.

•	Will we be looking to accelerate our investments in emerging markets like India and China?

•	This agreement has not changed our view on the growth opportunities that exist in emerging markets such as China and India.

•	Will our culture change as a result of this transaction?

•	Our culture will continue to be an integral part of our company’s success and growth moving forward. As we have today, our culture will remain firmly focused on our people, processes, and mission.

•	How are customers being alerted to the transaction announcement?

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We continue to thoughtfully reach out to customers, partners and vendors through face-to-face meetings, phone calls, and emails as appropriate. We are telling our customers, partners and vendors it’s business as usual at Dun & Bradstreet.

•

Employees in customer-facing roles have been provided with key messages about the announcement that they can use with their customers. If you do not have these, or have further questions, please reach out to your manager or sales leader for next steps.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are often identified by words such as “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “future,” “goal,” “guidance,” “hope,” “intend,” “may,” “outlook,” “plan,” “project,” “potential,” “should,” “would,” “will,” and other similar words or expressions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. Risks and uncertainties related to the proposed transactions include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure of the parties to satisfy conditions to completion of the proposed transaction, including the failure of the Company’s stockholders to approve the proposed transaction or the failure of the parties to obtain required regulatory approvals; the risk that regulatory or other approvals are delayed or are subject to terms and conditions that are not anticipated; reliance on third parties to support critical components of the Company’s business model; the Company’s ability to protect its information technology infrastructure against cyber attack and unauthorized access; risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; customer demand for the Company’s products; risks associated with recent changes in the Company’s executive management team and Board of Directors; the integrity and security of the Company’s global databases and data centers; the Company’s ability to maintain the integrity of its brand and reputation; the Company’s ability to renew large contracts and the related revenue recognition and timing thereof; the impact of macroeconomic challenges on the Company’s customers and vendors; future laws or regulations with respect to the collection, compilation, storage, use, cross-border transfer, publication and/or sale of information and adverse publicity or litigation concerning the commercial use of such information; the Company’s ability to acquire and successfully integrate other businesses, products and technologies; adherence by third-party members of Dun & Bradstreet Worldwide Network, or other third parties who license and sell under the Dun & Bradstreet name, to the Company’s quality standards and to the renewal of their agreements with Dun & Bradstreet; the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to collect, compile, store, use, transfer cross-border, publish and/or sell data; the impact of the announcement of, or failure to complete, the proposed transaction on our relationships with employees, customers, suppliers, vendors and other business partners; and potential or actual litigation. In addition, these statements involve risks, uncertainties, and other factors detailed from time to time in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed or furnished with the Securities and Exchange Commission (the “SEC”).

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Additional Information and Where to Find It

The Company will file with the SEC and mail to its stockholders a proxy statement in connection with the proposed transaction. We urge investors and security holders to read the proxy statement when it becomes available because it will contain important information regarding the proposed transaction. You may obtain a free copy of the proxy statement (when available) and other related documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. You also may obtain the proxy statement (when it is available) and other documents filed by the Company with the SEC relating to the proposed transaction for free by accessing the Company’s website at www.dnb.com by clicking on the link for “Investor Relations”, then clicking on the link for “Financial Information” and selecting “Annual Reports and Proxies.”

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the proxy statement when it is filed with the SEC. You may find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2018. You can obtain free copies of these documents from the Company using the contact information above.